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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2003

ASIAN ALLIANCE VENTURES, INC.
 (Exact name of Registrant as specified in its charter)

NEVADA	000-30013	98-0204780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

THE EXCHANGE TOWER, P.O. BOX 427
130 KING STREET WEST, SUITE 1800
TORONTO, ONTARIO, CANADA M5X 1E3
 (Address of principal executive offices)

(416) 966-1858
 (Registrant's telephone number, including area code)

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ITEM 5.     OTHER EVENTS

On November 25, 2003, the Company changed its name from Asian Alliance Ventures, Inc. to ASIA PAYMENT SYSTEMS INC.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
Exhibit	Document Description

3.1	Amended Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASIAN ALLIANCE VENTURES, INC. (Registrant)

Date: December 17, 2003	/s/ Matt Mecke
Matt Mecke, President and Chief Executive Officer